UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 13, 2014
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)
104 S. Michigan Ave.
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
Coeur Mining, Inc. (“Coeur”) held its 2014 Annual Meeting of Stockholders on May 13, 2014, in Chicago, Illinois (the “Annual Meeting”). Coeur’s stockholders voted on the following three proposals at the Annual Meeting. The number of votes cast for and against each proposal and the number of abstentions and broker non-votes are set forth below.

Proposal 1. Election of Directors
The stockholders elected the following eight individuals to Coeur’s Board of Directors for one-year terms expiring at the 2015 Annual Meeting. The voting results were as follows:

	For	Against	Abstain
Robert E. Mellor	55,451,322	2,834,911	113,857
Linda L. Adamany	57,736,885	544,457	118,748
Kevin S. Crutchfield	56,887,198	1,394,986	117,906
Sebastian Edwards	56,933,638	1,348,246	118,206
Randolph E. Gress	57,692,742	584,466	122,882
Mitchell J. Krebs	57,092,644	1,191,468	115,978
John H. Robinson	56,536,809	1,754,253	109,028
J. Kenneth Thompson	57,023,147	1,257,505	119,438

Broker Non-Votes:	17,448,707

Proposal 2. Approval of advisory resolution on executive compensation.
The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
56,311,330	1,584,152	504,608	17,448,707

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of KPMG LLP as Coeur’s independent registered public accounting firm for the 2014 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
74,583,481	1,021,921	243,394	------
Item 7.01. Regulation FD Disclosure.
On May 14, 2014, Coeur issued a press release announcing the final results of its offer to exchange (the “Exchange Offer”) up to $150,000,000 aggregate principal amount of its outstanding 7.875% Senior Notes due 2021 for a like principal amount of its new 7.875% Senior Notes due 2021.
The Exchange Offer expired at 5:00 p.m., New York City time, on May 9, 2014. Settlement occurred on May 14, 2014.
A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release of Coeur dated May 14, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: May 14, 2014	By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Coeur dated May 14, 2014.